                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                       Digital Microwave Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

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    (4) Date Filed:

        ------------------------------------------------------------------------

                                    May 6, 1999


TO THE STOCKHOLDERS OF
DIGITAL MICROWAVE CORPORATION:

     You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of Digital Microwave Corporation (the "Company") on June 8, 1999, at 11:00 a.m., local time, which will be held at the Company's executive offices located at 170 Rose Orchard Way, San Jose, California.

     The sole purpose of the Special Meeting is to approve the Digital Microwave Corporation 1999 Employee Stock Purchase Plan approved by the Company's Board of Directors on April 13, 1999, after careful consideration.

     You do not need to attend the Special Meeting. Whether or not you plan to attend, after reading the proxy statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Special Meeting, please notify the Secretary of the Company if you wish to vote in person and your proxy will not be voted.

                                    Sincerely yours,

                                    /s/ CHARLES D. KISSNER

                                    Charles D. Kissner
                                    CHAIRMAN OF THE BOARD AND
                                    CHIEF EXECUTIVE OFFICER

                           DIGITAL MICROWAVE CORPORATION
                                170 Rose Orchard Way
                             San Jose, California 95134

                     NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

-------------------------------------------------------------------------------

     The Special Meeting of Stockholders of Digital Microwave Corporation (the "Company") will be held at the Company's executive offices located at 170 Rose Orchard Way, San Jose, California, on Tuesday, June 8, 1999, at 11:00 a.m., local time, to:

     1. Approve the Digital Microwave Corporation 1999 Employee Stock Purchase Plan; and

     2. Transact any other business which may properly come before the meeting and any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the proxy statement that accompanies this Notice.

     Stockholders of record at the close of business on April 26, 1999, will be entitled to notice of and to vote at the Special Meeting and at any continuation or adjournment thereof.

     All stockholders are cordially invited to attend the Special Meeting. In any event, to ensure your representation at the Special Meeting, please carefully read the accompanying proxy statement which describes the matters to be voted on at the Special Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Special Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ CHARLES D. KISSNER

                                    Charles D. Kissner
                                    CHAIRMAN OF THE BOARD AND
                                    CHIEF EXECUTIVE OFFICER

San Jose, California
May 6, 1999

                                  PROXY STATEMENT

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                           DIGITAL MICROWAVE CORPORATION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Digital Microwave Corporation, a Delaware corporation ("DMC" or the "Company"), of proxies for the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at 11:00 a.m., local time, on June 8, 1999, and any adjournment or postponement thereof.
This proxy statement was first mailed to stockholders on or about May 6, 1999.

PURPOSE OF MEETING

     The specific proposal to be considered and acted upon at the Special Meeting, as summarized in the accompanying Notice of Special Meeting of Stockholders, is the approval of the Digital Microwave Corporation 1999 Employee Stock Purchase Plan. The proposal is described in more detail in a subsequent section of this proxy statement.

VOTING

     Only holders of record of the Common Stock of the Company ("Common Stock") at the close of business on April 26, 1999, will be entitled to vote at the Special Meeting and any continuations or adjournments thereof. Each share entitles the holder to one vote on each matter to come before the Special Meeting. On April 26, 1999, there were 62,153,455 shares of Common Stock outstanding and entitled to vote at the Special Meeting, held by 355 stockholders of record. The presence at the Special Meeting of a majority, or 31,076,728 of these shares of Common Stock of the Company, either in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

     If any stockholder is unable to attend the Special Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the DMC Board of Directors (the "Board of Directors" or the "Board"), and, when returned properly completed, will be voted as you direct on your proxy card. In the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business as may properly come before the Special Meeting.

     An automated system administered by the Company's transfer agent will tabulate votes cast by proxy and an employee of the transfer agent will tabulate votes cast in person at the Special Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for quorum purposes, and each is tabulated separately.
The approval of the Company's 1999 Employee Stock Purchase Plan will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Special meeting. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders, abstentions have the same effect as negative notes. However, because the approval of the 1999 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares present and entitled to vote, broker non-votes shall have no effect.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (1) delivering it to the Secretary of the Company in a written notice of revocation or a duly executed proxy bearing a later date; or (2) by attending the Special Meeting and voting in person.

COST OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by directors, officers and employees of the Company who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy material to beneficial owners of the Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 31, 1999, by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company; (ii) each of the Company's directors; (iii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company, determined for the Company's fiscal year ended March 31, 1999; and (iv) all directors and executive officers as a group.

                                                                 Approximate
                                               Shares            Percent
                                               Beneficially      Beneficially
Name                                           Owned(1)          Owned(2)
------------------------------------------     -------------     ------------
Kopp Investment Advisors, Inc.
7701 France Avenue South, Suite 500
Edina, Minnesota 55435                         8,926,407 (3)        14.38%

State of Wisconsin Investment Board
P.O. Box 7842
Madison, Wisconsin  53707                      4,573,640 (4)         7.37%

Charles D. Kissner                               696,057 (5)         1.11%

Richard C. Alberding                              44,000 (6)             *

Paul Bachow                                    4,088,164 (7)         6.48%

John W. Combs                                     50,317 (8)             *

Clifford H. Higgerson                            607,180 (9)         1.00%

James D. Meindl                                   39,000 (10)            *

V. Frank Mendicino                             2,478,672 (11)        3.94%

Billy B. Oliver                                   64,917 (12)            *

Howard Oringer                                   102,000 (13)            *

Frank Carretta, Jr.                              113,830 (14)            *
 .
Paul A. Kennard                                  136,064 (15)            *

Sam Smookler                                      45,447 (16)            *

Carl A. Thomsen                                  137,264 (17)            *

All directors and executive officers as a
group (17 persons)                             8,721,313 (18)       13.35%

----------
*    Less than 1%

(1) To the Company's knowledge, except as set forth in the footnotes to this table, and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person's name.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable on or before May 29, 1999, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. On March, 31, 1999, there were 62,072,818 shares of the Company's

     Common Stock outstanding. Options granted to directors under the Company's 1994 Stock Incentive Plan are immediately exercisable; however, any shares purchased under such options are subject to repurchase by the Company, upon the Director's cessation of Board service prior to vesting in those shares. Such options vest, and the Company's repurchase rights lapse, annually over a period of three years commencing on the first anniversary of the grant date.

(3) Pursuant to a Schedule 13G/A, dated January 30, 1999, filed with the Securities and Exchange Commission, Kopp Investment Advisors, Inc., Kopp Holding Company and LeRoy C. Kopp reported shared dispositive power over 6,234,407 shares, sole dispositive power over 2,692,000 shares and sole voting power over 3,317,000 shares.

(4) Pursuant to a Schedule 13G, dated February 1, 1999, filed with the Securities and Exchange Commission, the State of Wisconsin Investment Board reported sole voting and dispositive power over 4,573,640 shares.

(5) Includes 651,275 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999. Also includes 200 shares held of record by a trust for the benefit of Mr. Kissner's children.

(6) Includes 38,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999, of which 14,000 shares are subject to repurchase rights.

(7) Includes 2,745,844 shares held by Bachow Investment Partners III, L.P. ("Bachow Investment Partners"), and 291,329 shares held by Paul S. Bachow Co-Investment Fund, L.P. ("Bachow Co-Investment Fund"), both limited partnerships. Mr. Bachow is the President of the General Partner of each of Bachow Investment Partners and Bachow Co-Investment Fund. Also includes 93,463 shares issuable upon exercise of warrants to purchase Common Stock held by Mr. Bachow, 826,231 shares issuable upon exercise of warrants to purchase Common Stock held by Bachow Investment Partners, and 76,704 shares issuable upon exercise of warrants to purchase Common Stock held by Bachow Co-Investment Fund. Also includes 52,500 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999, of which 42,000 shares are subject to repurchase rights, and 1,397 shares of Common Stock that are subject to cancellation.

(8) Includes 42,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999, of which 28,000 shares are subject to repurchase rights.

(9) Includes 78,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999, of which 14,000 shares are subject to repurchase rights.

(10) Includes 38,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999, of which none are subject to repurchase rights.

(11) Represents 9,450 shares held by V. Frank Mendicino Defined Benefit Pension Plan (the "Mendicino Benefit Plan"), 2,520 shares held by Mendicino Brothers, 255,372 shares held by Woodside Fund, 137,457 shares held by Woodside Fund II, 1,244,683 shares held by Woodside Fund III (Woodside Fund, Woodside Fund II and Woodside Fund III are collectively referred to as "Woodside Funds") and 1,050 shares held by Campus Mall, G.P. ("Campus Mall"). Also represents 308,706 shares issuable upon exercise of warrants to purchase shares of Common Stock held by Woodside Fund, 156,984 shares issuable upon exercise of warrants to purchase shares of Common Stock held by Woodside Fund II, and 307,857 shares issuable upon exercise of warrants to purchase shares of Common Stock held by Woodside Fund III. Mr. Mendicino is a General Partner of Woodside Funds and has shared investment power and shared voting power over such shares with the two other General Partners, Vincent M. Occhipinti and Robert E. Larson. Mr. Mendicino is a General Partner of Campus Mall and has shared investment power and shared voting power over such shares with Kent Boswell, Michael Mendicino, Flory Mendicino and John Mendicino. Mr. Mendicino is a General Partner of Mendicino Brothers and has shared investment power and shared voting power over such shares with two other General Partners, Flory Mendicino and
     P. Michael Mendicino. Also includes 52,500 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999, of which 42,000 shares are subject to repurchase rights, and 1,397 shares of Common Stock that are subject to cancellation.

(12) Includes 48,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999, of which 14,000 shares are subject to repurchase rights.

(13) Includes 42,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999, of which 28,000 shares are subject to repurchase rights.

(14) Includes 82,830 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999.

(15) Includes 129,064 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999.

(16) Includes 45,447 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999.

(17) Includes 109,484 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999.

(18) See Footnotes (5) through (17). Includes 1,490,901 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before May 29, 1999, of which 182,000 shares are subject to repurchase rights, 1,769,945 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock, and 1,397 shares of Common Stock that are subject to cancellation.

                                    PROPOSAL 1:

                                  APPROVAL OF THE
                         1999 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Company's stockholders are asked to act upon a proposal to ratify the Board's action to adopt the Digital Microwave Corporation 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan").

     The purpose of the adoption of the Stock Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, and to thereby encourage employees to share in the ownership of the Company. If adopted, an aggregate of 900,000 shares of the Company's Common Stock will be reserved for issuance under the Stock Purchase Plan and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company. There will be an additional amount reserved for issuance under the Stock Purchase Plan annually, as described below in more detail.

     A general description of the principal terms of the Stock Purchase Plan is set forth below. This description is qualified in its entirety by the terms of the Stock Purchase Plan, as proposed to be adopted, which is attached to this proxy statement as EXHIBIT A and is incorporated herein by reference.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED ADOPTION OF THE STOCK PURCHASE PLAN.

GENERAL DESCRIPTION

     In April 1999, the Board of Directors of the Company adopted the Stock Purchase Plan, subject to the approval of stockholders at the Special Meeting. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Stock Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Stock Purchase Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     If adopted, an aggregate of 900,000 shares of the Company's Common Stock will be reserved for issuance under the Stock Purchase Plan and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company. In addition, an annual increase will be made on the first trading day of each calendar year, beginning with the 2000 calendar year, equal to the lesser of (1) 250,000 shares, (2) one quarter of one percent (0.25%) of the outstanding shares on such date, or (3) a lesser number of shares determined by the plan administrator, as described below.

SUMMARY OF STOCK PURCHASE PLAN

     The essential terms of the Stock Purchase Plan, as proposed to be adopted, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, all provisions of the Stock Purchase Plan, as proposed to be adopted, a copy of which is attached to this proxy statement as EXHIBIT A.

     PURPOSE. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, and to thereby encourage such individuals to share in the ownership of the Company.

     ADMINISTRATION. The Stock Purchase Plan shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board (the "Plan Administrator").

     The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Stock Purchase Plan. Every finding, decision and determination made by the Plan Administrator shall, to the fullest extent permitted by law, be final and binding upon all parties. Members of the Board receive no additional compensation for their services in connection with the administration of the Stock Purchase Plan.

     ELIGIBILITY. All full-time, non-highly compensated employees of the Company and designated subsidiaries whose customary employment is for more than five months in any calendar year and more than 20 hours per week are eligible to participate in the Stock Purchase Plan. Employees whose annual compensation is in excess of the greater of one hundred seventy-five thousand dollars ($175,000) and the amount specified in Section 414(q)(1)(B)(i) of the Code, as adjusted by the U.S. Treasury Department from time to time, are not eligible to participate. Employees subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the Stock Purchase Plan are not eligible to participate. Employees who have completed fewer than ten (10) days of service with the Company also are not eligible to participate.

     In addition, no employee will be granted an option under the Stock Purchase Plan (i) if, immediately after the grant, such employee, taking into account stock owned by any other person whose stock would be attributed to such employee pursuant to section 424(d) of the Code, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or (ii) which permits the employee's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock, determined at the fair market value of the shares at the time such option is granted, for each calendar year in which such option is outstanding at any time.

     PURCHASE OF SHARES. The Stock Purchase Plan designates Offer Periods, Purchase Periods and Exercise Dates. Offer Periods are generally overlapping periods of approximately six (6) months and thereafter consecutive Offer Periods of approximately three (3) months. The initial Offer Period will initiate on a date specified by the Plan Administrator and will end on January 31, 2000. The subsequent Offer Period will commence on February 1, 2000, and will end on July 31, 2000. Thereafter, the Plan shall be implemented through consecutive Offer Periods of approximately three (3) months' duration commencing each August 1, November 1, February 1, and May 1 with the initial such three-month Offer Period commencing on August 1, 2000 and terminating on October 31, 2000. Purchase Periods generally commence on the first day of each Offer Period and end on the last day of the Offer Period. However, with respect to any Offer Period, the Plan Administrator may specify shorter Purchase Periods within any Offer Period, such that the option granted on the first day of each Offer Period will be automatically exercised in successive installments on the last day of each Purchase Period ending within the Offer Period. The Exercise Dates are the last days of each Purchase Period.

     On the first day of each Offer Period, a participating employee is granted a purchase right which is a form of option to be automatically exercised on the last day of each consecutive Offer Period. When the purchase right is exercised, the employee's withheld salary is used to purchase shares of Common Stock of the Company. The price per share at which shares of Common Stock are to be purchased under the Stock Purchase Plan during any Purchase Period is the lesser of (a) eighty-five percent (85%) of the fair market value of the Common Stock on the first day of the Purchase Period or (b) eighty-five percent (85%) of the fair market value of the Common Stock on the Exercise Date (the last day of an Offer or Purchase Period, as applicable). If there is a change in the capitalization during an Offer Period due, for example, to a stock split, stock dividend or stock reclassification, the price per share on the first day of the Offer Period is proportionally increased or decreased. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the participant, if the participant withdraws from the Stock Purchase Plan.

     Payroll deductions may range from one percent (1%) to ten percent (10%) in whole percentage increments of an employee's regular base pay, exclusive of overtime, bonuses, shift-premiums or commissions. However, payroll deductions for a participant for any six (6) month Offer Period or Purchase Period may not exceed five thousand dollars ($5,000) and for any three (3) month Offer Period or Purchase Period may not exceed two thousand five hundred dollars ($2,500). Employees may not make direct cash payments to their accounts. The maximum number of shares of Common Stock which any employee may purchase under the Stock Purchase Plan is an aggregate of two thousand (2,000) shares per year. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Offer or Purchase Period if the aggregate of all payroll deductions in a prior Offer or Purchase Period which ended during that calendar year, plus all payroll deductions accumulated with respect to the current Offer or Purchase Period, equal twenty-one thousand two-hundred fifty dollars ($21,250).

     WITHDRAWAL. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Stock Purchase Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal, the participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If a participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the participant delivers to the Company a new subscription agreement.

     TERMINATION OF EMPLOYMENT. Upon termination of a participant's employment relationship, the payroll deductions credited to such participant's account during the Offer Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto, and such participant's option will be automatically terminated.

     DEATH. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Stock Purchase Plan who is living at the time of such participant's death, the Company shall deliver shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed to the knowledge of the Company, then the Company, in its discretion, may deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Plan Administrator) of the participant, or if no spouse (or domestic partner) is known to the Plan Administrator, then to the issue of the participant, such distribution to be made by the law of descent and distribution.

     NONTRANSFERABILITY OF OPTIONS. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or by designation to a beneficiary as provided in the Stock Purchase Plan by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offer Period as discussed above.

     ADJUSTMENTS; DISSOLUTIONS; MERGERS AND ASSET SALES. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the Stock Purchase Plan and the price per share covered by each outstanding option.

     In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation, in which the Company will not be the surviving corporation, except for a reorganization effectuated primarily to change the state in which the Company is incorporated, a reverse merger in which the Company is the surviving corporation but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the person or persons holding those securities immediately prior to the transfer, or an acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Plan

Administrator determines shall not be treated as such an event, each option under the Stock Purchase Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new exercise date or an earlier date for termination of the Offer Period (the "New Exercise Date"). If the Plan Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a sale of assets, merger or acquisition of securities as described above, the Plan Administrator shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offer Period.

     AMENDMENT AND TERMINATION OF THE STOCK PURCHASE PLAN. The Plan Administrator may amend the Stock Purchase Plan at any time or from time to time or may terminate the Stock Purchase Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Stock Purchase Plan for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Plan Administrator or stockholders may alter or impair any option previously granted under the Stock Purchase Plan without the consent of affected participants. Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, change the length of subsequent Offer Periods, determine whether subsequent Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Stock Purchase Plan. In any event, the Stock Purchase Plan shall terminate ten (10) years from the date on which the Stock Purchase Plan becomes effective.

CERTAIN FEDERAL INCOME TAX INFORMATION

     A participant who disposes of any shares received pursuant to the Stock Purchase Plan within two years after the enrollment date, which is the first day of the Offer Period during which the participant purchased such shares or within one year after the exercise date, which is the date such shares were purchased (a "disqualifying disposition"), the participant will be treated for federal income tax purposes as having received ordinary income at the time of such disqualifying disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to the participant over the price which the participant paid for the shares. A participant who disposes of any shares received pursuant to the Stock Purchase Plan at any time after the expiration of the 2-year and 1-year holding periods described above, will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which the participant paid for the shares, or (2) fifteen percent (15%) of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by an optionee in the event of a disqualifying disposition with respect to shares acquired upon exercise of an option. Otherwise, the Company will not be entitled to a tax deduction with respect to the optionee's disposition of the purchased shares.

     The foregoing summary of the federal income tax consequences of Stock Purchase Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

NEW PLAN BENEFITS

     No transactions will be made under the Stock Purchase Plan unless and until the Stock Purchase Plan is approved by the stockholders at the Special Meeting. The number of purchases, if any, to be made after approval of the Stock Purchase Plan to specific employees or groups thereof, cannot currently be determined.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the Special Meeting is required to approve the adoption of the Stock Purchase Plan. If such approval is obtained, the Stock Purchase Plan will become effective upon the date of the Special Meeting. Should such stockholder approval not be obtained, then the Stock Purchase Plan will not become effective.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                OF THE PROPOSED ADOPTION OF THE STOCK PURCHASE PLAN.
      AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Special Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ CHARLES D. KISSNER

                                    Charles D. Kissner
                                    CHAIRMAN OF THE BOARD AND
                                    CHIEF EXECUTIVE OFFICER

Dated:  May 6, 1999

                                                                    EXHIBIT A

                           DIGITAL MICROWAVE CORPORATION

                         1999 EMPLOYEE STOCK PURCHASE PLAN

          The following constitute the provisions of the 1999 Employee Stock Purchase Plan of Digital Microwave Corporation.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "APPLICABLE LAWS" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

          (b)  "BOARD" means the Board of Directors of the Company.

          (c) "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

          (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (e)  "COMMON STOCK" means the common stock of the Company.

          (f) "COMPANY" means Digital Microwave Corporation, a Delaware corporation.

          (g) "COMPENSATION" means an Employee's base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

          (h) "CORPORATE TRANSACTION" means any of the following transactions:

               (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

               (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

               (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

               (4) an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Plan Administrator determines shall not be a Corporate Transaction.

          (i) "DESIGNATED PARENTS OR SUBSIDIARIES" means the Parents or Subsidiaries which have been designated by the Plan Administrator from time to time as eligible to participate in the Plan.

          (j) "EFFECTIVE DATE" means the date the stockholders approve the Plan. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

          (k) "EMPLOYEE" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

          (l)  "ENROLLMENT DATE" means the first day of each Offer Period.

          (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (n)  "EXERCISE DATE" means the last day of each Purchase Period.

          (o) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:


               (1) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a share of Common Stock for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of Common Stock on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in THE WALL STREET JOURNAL or such other source as the Plan Administrator deems reliable; or

               (2) In the absence of an established market of the type described in (1), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Plan Administrator in good faith.

          (p)  "OFFER PERIOD" means an Offer Period established pursuant to
Section 4 hereof.

          (q) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (r) "PARTICIPANT" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

          (s)  "PLAN" means this Employee Stock Purchase Plan.

          (t) "PLAN ADMINISTRATOR" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

          (u)  "PURCHASE PERIOD" means a period specified as such pursuant to
Section 4(b).

          (v) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (w) "RESERVES" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (x) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   ELIGIBILITY.

          (a) GENERAL. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

          (b) LIMITATIONS ON GRANT AND ACCRUAL. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

          (c) OTHER LIMITS ON ELIGIBILITY. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is twenty (20) hours or less per week; (ii) Employees whose customary employment is for not more than five (5) months in any calendar year; (iii) Employees who have been employed for fewer than ten (10) days; (iv) Employees whose annual Compensation is in excess of the greater of One-Hundred Seventy-Five

Thousand Dollars ($175,000) and the amount specified in Code Section 414(q)(1)(B)(i), as adjusted by the U.S. Treasury Department from time to time; and (v) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

     4.   OFFER PERIODS.

          (a) The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been terminated in accordance with
Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through consecutive Offer Periods of approximately six (6) months' duration. The initial Offer Period shall commence on a date specified by the Plan Administration and shall end on January 31, 2000. The subsequent Offer Period shall commence on February 1, 2000 and shall end on July 31, 2000. Thereafter, the Plan shall be implemented through consecutive Offer Periods of approximately three (3) months' duration commencing each August 1, November 1, February 1, and May 1 with the initial such three-month Offer Period commencing on August 1, 2000 and terminating on October 31, 2000.

          (b) A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised on the last day of the Offer Period. However, with respect to any Offer Period, the Plan Administrator may specify shorter Purchase Periods within any Offer Period, such that the option granted on the Enrollment Date shall be automatically exercised in successive installments on the last day of each Purchase Period ending within the Offer Period.

          (c) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

     5.   PARTICIPATION.

          (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of EXHIBIT A to this Plan and filing it with the designated payroll office of the Company at least ten (10) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Plan Administrator for all eligible Employees with respect to a given Offer Period.

          (b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date.

     6.   PAYROLL DEDUCTIONS.

          (a) At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which the Participant receives during the Offer Period; provided, however, that payroll deductions for a Participant for any six (6) month Offer Period or Purchase Period may not exceed $5,000 and for any three (3) month Offer Period or Purchase Period may not exceed $2,500.

          (b) All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of EXHIBIT B to this Plan authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing ten (10) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Plan Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Offer or Purchase Period which is scheduled to end during the current calendar year (the "Current Offer or Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offer or Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offer or Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the beginning of the first Offer or Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

     7. GRANT OF OPTION. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) up to a number of shares of the Common Stock determined by dividing ten percent (10%) of such Participant's Compensation receivable during the Offer Period by the applicable Purchase Price; provided (i) that such option shall be subject to the limitations set forth in Sections 3(b), 6(a) and 12 hereof, and (ii) the maximum number of shares of Common Stock a Participant shall be permitted to purchase in any calendar year is two thousand (2,000), shares subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

     8. EXERCISE OF OPTION. Unless a Participant withdraws from the Plan as provided in Section 10, below, the Participant's option for the purchase of shares will be exercised automatically on the last day of each Offer Period or on each Exercise Date (as applicable), by applying the accumulated payroll deductions in the Participant's account to purchase the maximum number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such date and retained in the Participant's account as of the such date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a participant's account following the purchase of shares due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

     9. DELIVERY. Upon receipt of a request from a Participant after each date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

     10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A Participant may withdraw all but not less than all the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of EXHIBIT B to this Plan. If the Participant elects to withdraw, all of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

          (b) Upon termination of a Participant's employment relationship (as described in Section 2(k)), the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's option will be automatically terminated.

     11. INTEREST. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

     12.  STOCK.

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 900,000 shares, plus an annual increase to be added on the first trading day of each calendar year, beginning with the 2000 calendar year, by an amount equal to the lesser of (i) 250,000 shares, (ii) one quarter of one percent (0.25%) of the outstanding shares on such date, or (iii) a lesser number of shares determined by the Plan Administrator. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Plan Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

     13. ADMINISTRATION. The Plan shall be administered by the Plan Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Plan Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

     14.  DESIGNATION OF BENEFICIARY.

          (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Plan Administrator), the Plan Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Plan Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Plan Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation).

     15. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

     16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. REPORTS. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

          (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, as well as any other terms that the Plan Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Plan Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Plan Administrator and its determination shall be final, binding and conclusive. Except as the Plan Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

          (b) CORPORATE TRANSACTIONS. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date or an earlier date for termination of the Offer Period (the "New Exercise Date"). If the Plan Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Plan Administrator shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date (or last day of the Offer Period) for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in
Section 10. For purposes of this subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Plan Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

     19.  AMENDMENT OR TERMINATION.

          (a) The Plan Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Offer Period may be terminated by the Plan Administrator on any Exercise Date if the Plan Administrator determines that the termination of the Offer Period is in the best interests of the Company and its stockholders. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, change the length of subsequent Offer Periods, determine whether subsequent Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Plan.

     20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

     22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

     23. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

     24. NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

     25. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     26. EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

     27. GOVERNING LAW. The Plan is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties, except to the extent the internal laws of the State of California are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

                                     EXHIBIT A


               Digital Microwave Corporation 1999 Employee Stock Purchase Plan
                                                        SUBSCRIPTION AGREEMENT

                                 Effective with the Offer Period beginning on:
          / / ESPP Effective Date / / FEBRUARY 1, 199__ or / / AUGUST 1, 199__

1.   PERSONAL INFORMATION

     Legal Name (Please Print) _____________________________________  __________  ____________
                               (Last)      (First)      (MI)          Location    Department

     Street Address ________________________________________________  ________________________
                                                                      Daytime Telephone

     City, State/Country, Zip ______________________________________  ________________________
                                                                      E-Mail Address

     Social Security No. _ _ _ - _ _ - _ _ _ _ Employee I.D. No.____  ________________________
                                                                      Manager       Location

2. ELIGIBILITY Any Employee whose customary employment is more than 20 hours per week and more than 5 months per calendar year, who has been an Employee for more than ten days, whose annual Compensation is less than $175,000, and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the Digital Microwave Corporation 1999 Employee Stock Purchase Plan (the "ESPP"); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

3. DEFINITIONS Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

4. SUBSCRIPTION I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

5. PAYROLL DEDUCTION AUTHORIZATION I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 10% of Compensation nor $5,000 per any six-month Offer or Purchase Period nor $2,500 per any three-month Offer or Purchase Period):


     ----------------------------------------------------------------------------------------
     Percentage to be Deducted (circle one)  1%   2%   3%   4%   5%   6%   7%   8%   9%   10%
     ----------------------------------------------------------------------------------------

6. ESPP ACCOUNTS AND PURCHASE PRICE I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.

7. WITHDRAWAL AND CHANGES IN PAYROLL DEDUCTION I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, but if I do not withdraw from the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Purchase Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after ten (10) business days from the Company's receipt of the Change of Status Notice.

8. PERPETUAL SUBSCRIPTION I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.

9. TAXES I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within thirty (30) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the date I purchased such shares, and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

10. DESIGNATION OF BENEFICIARY In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments
     and shares due to me under the ESPP:   / / I am single  / / I am married

     Beneficiary (please print) ________________________________________________
                                    (Last)        (First)       (MI)

     Relationship to Beneficiary (if any) ______________________________________

     Street Address ____________________________________________________________

     City, State/Country, Zip __________________________

11. TERMINATION OF ESPP I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date (after purchase of shares on such date) within each outstanding Offer Period.

   Date:______________ Employee Signature: _____________________________________

                                           _____________________________________
                                           spouse's signature (if beneficiary is
                                           other than spouse)

                                   EXHIBIT B


                Digital Microwave Corporation 1999 Employee Stock Purchase Plan
                                                        CHANGE OF STATUS NOTICE

_______________________________________
Participant Name (Please Print)

_______________________________________
Social Security Number

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
/ /  WITHDRAWAL FROM ESPP

     I hereby withdraw from the Digital Microwave Corporation 1999 Employee Stock Purchase Plan (the "ESPP") and agree that my option under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be refunded to me. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement. My entire account balance will be refunded to me and no Common Stock will be purchased on the next Exercise Date provided this notice is submitted to the Company ten (10) business days prior to the next Exercise Date.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
/ /  CHANGE IN PAYROLL DEDUCTION

     I hereby elect to change my rate of payroll deduction under the ESPP as follows (select one):

----------------------------------------------------------------------------------------
Percentage to be Deducted (circle one)  1%   2%   3%   4%   5%   6%   7%   8%   9%   10%
----------------------------------------------------------------------------------------

     An increase or decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than ten (10) business days following the Company's receipt of this notice, unless this change is processed more quickly.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
/ /  CHANGE OF BENEFICIARY    / /  I am single    / /  I am married

     This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

     Beneficiary (please print) ________________________________________________
                                    (Last)        (First)       (MI)

     Relationship to Beneficiary (if any) ______________________________________

     Street Address ____________________________________________________________

     City, State/Country, Zip __________________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


   Date:______________ Employee Signature: _____________________________________

                                           _____________________________________
                                           spouse's signature (if beneficiary is
                                           other than spouse)

                         DIGITAL MICROWAVE CORPORATION
                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 1999

     The undersigned stockholder of DIGITAL MICROWAVE CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated May 6, 1999, and hereby appoints Charles D. Kissner, Carl A. Thomsen and Carol A. Goudey or any one of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of DIGITAL MICROWAVE CORPORATION to be held on June 8, 1999 at 11:00 a.m., local time, at its executive offices located at 170 Rose Orchard Way, San Jose, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


-------------------------------------------------------------------------------
                          ^  FOLD AND DETACH HERE  ^

                                                            Please mark
                                                           your votes as   /X/
                                                           indicated in
                                                           this example


                                                        FOR    AGAINST   ABSTAIN
                 1. PROPOSAL TO APPROVE THE DIGITAL     / /      / /       / /
                    MICROWAVE CORPORATION 1999 EMPLOYEE
                    STOCK PURCHASE PLAN:



                                                THIS PROXY WILL BE VOTED AS
                                                DIRECTED OR, IF NO CONTRARY
                                                DIRECTION IS INDICATED, WILL BE
                                                VOTED FOR PROPOSAL 1 SET FORTH
                                                BELOW, AS MORE FULLY DESCRIBED
                                                IN THE ACCOMPANYING PROXY
                                                STATEMENT, AND AS SAID PROXIES
                                                DEEM ADVISABLE ON SUCH MATTERS
                                                AS MAY PROPERLY COME BEFORE THE
                                                MEETING.

Signature(s)                                           Dated             , 1999
            -----------------------------------------        ------------
NOTE: This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.
-------------------------------------------------------------------------------
                          ^  FOLD AND DETACH HERE  ^